UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2018

National American University Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Mt. Rushmore Road Rapid City, SD	55701
(Address of principal executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Noncompliance with Nasdaq Listing Rule 5450(b)(1)(C)

On December 26, 2018, National American University Holdings, Inc. (“we,” “our,” “us,” “NAUH,” or the “Company”) received written notice from The Nasdaq Stock Market (“Nasdaq”) that, based upon the Company’s market value of publicly held shares for the last 30 consecutive business days, the Company no longer meets the requirement to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $5,000,000.00, as set forth in Nasdaq Listing Rule 5450(b)(1)(C) (the “MVPHS Notice”).

In accordance with Nasdaq Listing Rule 5450(b)(1)(C), the Company has been provided a period of 180 calendar days, or until June 24, 2019, in which to regain compliance with Nasdaq Listing Rule 5450(b)(1)(C). In order to regain compliance with the MVPHS requirement, the Company’s MVPHS must be at least $5,000,000.00 for a minimum of ten consecutive business days during this 180-day compliance period. In the event that the Company does not regain compliance within this 180-day period, Nasdaq will provide notice to the Company that its common stock will be subject to delisting. In the event of such a notification, the Company may appeal the Nasdaq Staff’s determination to delist its securities, but there can be no assurance the Nasdaq Staff would grant the Company’s request for continued listing.

The MVPHS Notice has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the Nasdaq Global Market.

Voluntary Delisting from the Nasdaq Global Market

On December 28, 2018, the Board of Directors of the Company approved the voluntary delisting by the Company of its common stock from the Nasdaq Global Market (“NGM”) of Nasdaq, and the transfer of the listing of its common stock to the OTCQB Market (the “OTCQB”). The OTCQB is operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities. The Company notified Nasdaq of its intention to voluntarily delist its common stock from NGM on December 31, 2018. The Company intends to file Form 25 with the Securities and Exchange Commission (the “SEC”) on or about January 10, 2019 to effect the voluntary delisting of its common stock from NGM. The delisting of the Company’s common stock will become effective ten days thereafter and the Company anticipates that its common stock will begin trading on the OTCQB under its current trading symbol “NAUH.” The Company expects to remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, immediately following the voluntary withdrawal from NGM.

Concurrently with the approval of the voluntary delisting and delivery of the notification to Nasdaq, the Company issued a press release regarding its intent to transfer of the listing of its common stock from NGM to OTCQB. Copies of the press release are attached hereto as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed on Form 8-K filed with the SEC on October 3, 2018, on September 28, 2018, the Company received a written notice from Nasdaq that the closing bid price for its common stock had been below $1.00 for the previous 30 consecutive business days, and that the Company therefore is not in compliance with the minimum bid price requirement for continued inclusion on NGM under Nasdaq Listing Rule 5450(a)(1). The notice stated that the Company has been provided a period of 180 calendar days, or until March 27, 2019, to regain compliance. In order to regain compliance with the minimum closing bid price rule, the closing bid price of the Company’s common stock must be at least $1.00 or higher for a minimum of ten consecutive business days during the compliance period.

The Company’s Board of Directors approved the voluntary withdrawal of the Company’s common stock from listing on NGM as a result of numerous factors, including its assessment of the probability of the Company’s regaining compliance with Nasdaq Listing Rules 5450(a)(1) and 5450(b)(1)(C), the common stock’s current trading volume and price, and the costs of maintaining eligibility to list the Company’s common stock on NGM.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
Description

99.1
Press Release dated December 31, 2018 regarding transfer of listing from Nasdaq Capital Market to OTCQBand deregistration under the Exchange Act.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This current report on Form 8-K and the press release incorporated herein by reference contains or may contain forward-looking statements concerning the Company’s status as a listed company on Nasdaq and reporting company under the Exchange Act and the rules and regulations promulgated thereunder. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results may differ materially from those conveyed in such forward-looking statements. Factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, but are not limited to, actions taken by Nasdaq and the Hearing Panel in response to the Company’s written notifications regarding our intention not to pursue a means to regain compliance with the share price requirement, including the anticipated suspension of trading in the Company’s securities and expected filing of the Form 25, actions taken by holders of our common stock in response to this announcement and the anticipated filing of the Form 25, the willingness of market makers to trade the Company’s common stock on the OTCQB and actions taken by the SEC in response to the anticipated filing of the Form 25, as well as those factors described in the Company’s filings with the SEC, press releases and other communications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2018	NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

	By:	/s/ Ronald L. Shape
	Name: Title:	Ronald L. Shape, Ed. D. Chief Executive Officer